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                                                                      EXHIBIT 23


                    [LETTERHEAD OF MCGLADREY & PULLEN, LLP]

                      CONSENT OF INDEPENDENT ACCOUNTANTS


The Board of Directors
First Federal Bancorporation
Bemidji, Minnesota


We hereby consent to the incorporation by reference in this Form 10-KSB in the previously filed Registration Statement of First Federal Bancorporation on Form S-8 (No. 33-98242) of our report, dated October 29, 1999, relating to the consolidated financial statements of First Federal Bancorporation and subsidiaries.


                                                     /s/ McGladrey & Pullen, LLP
                                                         McGLADREY & PULLEN, LLP


Duluth, Minnesota
December 21, 1999